Exhibit 99.1

Investor Contact: Steve Keenan
(314) 719-1755
InvestorRelations@Olin.com

News

Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

Olin Among U.S. Epoxy Resin Producers
Filing Trade Cases Against Five Countries

CLAYTON, Mo., April 3, 2024 /PRNewswire/ -- Olin Corporation (NYSE: OLN) today announced the filing of antidumping and countervailing duty petitions against five countries related to certain epoxy resins, as part of the U.S. Epoxy Resin Producers Ad Hoc Coalition. The petitions charge that unfairly traded imports of certain epoxy resins from China, India, South Korea, Taiwan, and Thailand are causing material injury to the domestic epoxy resin industry. The petitions further charge that significant subsidies have been provided to the foreign producers by the governments of China, India, South Korea, and Taiwan. The U.S. producers in the Coalition, including Olin, produce epoxy resins, an essential component for which there are no practical substitutes, for various customer applications, including critical U.S. industries such as Aerospace, Automotive, Defense, Electrical Transmission, Semiconductors, and Wind Energy. Having domestically produced epoxy resins is vital to ensuring that the U.S. manufacturing industry is capable of meeting domestic preference requirements contained in important U.S. legislation like The Inflation Reduction Act (IRA), the Bipartisan Infrastructure Law and the CHIPS and Science Act. The availability of domestic epoxy production is also important to ensure U.S. industry has supply chain resiliency.

“We have been facing a significant volume of what we believe are unfairly dumped and subsidized imports of epoxy resin into this country,” said Florian Kohl, President, Olin Epoxy. “These unfairly traded imports have seriously impacted pricing in the U.S. market, which has resulted in a significant negative effect on our production, sales, and earnings. Without relief under U.S. law, unfairly traded imports will undermine the sustainability of U.S. producers and the welfare of their workers and local communities.”

The petitions were filed today with the U.S. Department of Commerce (“Commerce Department”) and the U.S. International Trade Commission (“USITC”). The five countries covered by the antidumping petitions and the dumping margins alleged by the domestic industry are as follows:

COUNTRY DUMPING MARGINS ALLEGED
China............................................................ 264.87% - 351.97%

India................................................................. 11.43% - 17.50%
South Korea..................................................... 30.01% - 69.42%
Taiwan........................................................... 87.19% - 136.02%
Thailand....................................................... 163.94% - 205.63%

The petitions also allege that the foreign producers benefit from numerous countervailable subsidies. The petitions were filed in response to large volumes of low-priced imports of epoxy resins from the subject countries over the past three years that have injured the domestic epoxy resin producers.

The petitions allege that producers in the subject countries have injured the U.S. epoxy resin producers by selling their products at unfairly low prices that significantly undercut the prices of U.S. producers. As a result, imports of epoxy resins have captured an increasing share of the U.S. market at the direct expense of the U.S. industry. The price declines that U.S. producers have suffered are likely to continue if duties are not imposed to level the playing field.

Antidumping duties are intended to offset the amount by which a product is sold at less than fair value, or “dumped,” in the United States. The margin of dumping is calculated by the Commerce Department. Estimated duties in the amount of the dumping are collected from importers at the time of importation. Countervailing duties are intended to offset unfair subsidies that are provided by foreign governments and benefit the production of a particular good. The USITC, an independent agency, will determine whether the domestic industry is materially injured or threatened with material injury by reason of the unfairly traded imports.

OLIN COMPANY DESCRIPTION

Olin Corporation is a leading vertically integrated global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. The chemical products produced include chlorine, caustic soda, vinyls, epoxies, chlorinated organics, bleach, hydrogen, and hydrochloric acid. Winchester's principal manufacturing facilities produce and distribute sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, industrial cartridges, and clay targets.
Visit www.olin.com for more information on Olin.

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management's beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words "anticipate," "intend," "may," "expect," "believe," "should," "plan," "outlook," "project," "estimate," "forecast," "optimistic," “target,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to repurchase, from time to time, the Company’s common stock. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The payment of cash dividends is subject to the discretion of our board of directors and will be determined in light of then-current conditions, including our earnings, our operations, our financial conditions, our capital requirements and other factors deemed relevant by our board of directors. In the future, our board of directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.

The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including without limitation the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023, and our Quarterly Reports on Form 10-Q and other reports furnished or filed with the SEC, include, but are not limited to the following:

Business, Industry and Operational Risks

•sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us;
•declines in average selling prices for our products and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;
•unsuccessful execution of our strategic operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes;
•failure to identify, attract, develop, retain and motivate qualified employees throughout the organization and ability to manage executive officer and other key senior management transitions;
•failure to control costs and inflation impacts or failure to achieve targeted cost reductions;
•our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation;
•the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards;
•exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events;
•availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics;
•the failure or an interruption, including cyber-attacks, of our information technology systems;
•our inability to complete future acquisitions or joint venture transactions or successfully integrate them into our business;
•risks associated with our international sales and operations, including economic, political or regulatory changes;
•our indebtedness and debt service obligations;
•weak industry conditions affecting our ability to comply with the financial maintenance covenants in our senior credit facility;
•adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital;
•the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, our pension plans;
•our long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets;

Legal, Environmental and Regulatory Risks

•changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding our ability to manufacture or use certain products and changes within the international markets in which we operate;
•new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities;
•unexpected outcomes from legal or regulatory claims and proceedings;
•costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;
•various risks associated with our Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and
•failure to effectively manage environmental, social and governance (ESG) issues and related regulations, including climate change and sustainability.

All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

2024-05